Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Till Capital Ltd. (“Till”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John T. Rickard, Chief Executive Officer of Till, and Brian P. Lupien, Chief Financial Officer of Till, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Till.

By: /s/ John T. Rickard

John T. Rickard

Chief Executive Officer

March 29, 2018

By: /s/ Brian P. Lupien

Brian P. Lupien

Chief Financial Officer

March 29, 2018